UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2023

KRONOS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas (Address of principal executive offices)	75240-2620 (Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2023, Kronos Worldwide, Inc., together with its direct or indirect operating subsidiaries Kronos Louisiana, Inc., Kronos (US), Inc., Kronos Canada, Inc., Kronos Europe NV, and Kronos Titan GmbH, entered into an amendment (the “First Amendment”) to its Credit Agreement dated as of April 20, 2021 (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders a party thereto. The Credit Agrement provides for a $225 million asset-based revolving credit facility.

The First Amendment replaces U.S. Dollar denominated London Interbank Offered Rate (“LIBOR”) reference rates in the Credit Agreement with a Secured Overnight Financing Rate (“SOFR”) reference rate. All other material terms of the Credit Agreement remain the same.

The description herein of the First Amendment does not purport to be complete and is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the First Amendment to Credit Agreement dated May 8, 2023 filed as Exhibit 10.1 to this Form 8-K.

The First Amendment is incorporated herein by reference to provide information regarding its terms. The First Amendment is not intended to provide any other factual information about the matters covered therein. The First Amendment contains representations and warranties the parties thereto made to, and solely for, the benefit of each other and not for the benefit of any other party. Accordingly, investors and stockholders should not rely on those representations and warranties as characterizations of the actual state of the facts, since they were made only as of the date of the First Amendment, and may merely reflect agreed-upon allocation of risk among the parties to the First Amendment. Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of the First Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Item No.	Description

10.1

First Amendment to Credit Agreement dated May 8, 2023 among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos Canada, Inc., Kronos Europe NV, Kronos Titan GmbH, Wells Fargo Bank, National Association, as administrative agent, and the lenders a party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

Date: May 9, 2023	By:	/s/ Tim C. Hafer
Tim C. Hafer,
Executive Vice President and Chief Financial Officer